CONTRACT
FOR AGREEMENT ON ACTIVITIES AND PROMISE TO ASSIGN A MINING TITLE

Intervening:

The Title Holders:	LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA
The Company:	ENERGIA ANDINA SANTANDER RESOURCES SAS

Mining Title:	CONCESSION CONTRACT FCF – 142

Location:	Municipality of Otanche - State of Boyaca.

THE UNDERSIGNED, LUIS ALBEIRO FLOREZ, of adult age,  domiciled in Otanche - Boyaca, identified with Citizenship Card No 9.497.293, issued in Otanche, who acts in his own name, and BERNABE LEAL QUIROZ, identifies with citizenship card No. 19.289.932 issued in Bogota, Alternate Legal Representative of OMEGA ENERGY COLOMBIA, with Tax Identification Number 830 081895-2, as one Party,  and CARLOS JULIO SOTO VASQUEZ, of adult age,  domiciled in Bogota D.C., identified with Citizenship Card No 70.045.125 issued in Medellin,  and DANIEL F. CARLSON identified with U.S. Passport No 426636630 who act in their condition of Legal Representatives of ENERGIA ANDINA SANTANDER RESOURCES SAS,  a simplified share corporation legally established in Colombia by private document dated May twenty seven (27), 2.010, registered at the Chamber of Commerce of the same circle under mercantile registration No 01998177, Tax Identification Number (NIT) 900.362.160-8, agreed to celebrate this Mining Activities Agreement and Promise of Total Assignment of the Rights and Obligations derived from the Concession Contract for Exploration and Exploitation of Mineral Coal Deposits and other Concessionable minerals No. FCF - 142, celebrated between the Colombian Geology and Mining Institute - INGEOMINAS, and Mr. LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA, agreement which will be ruled  by the following clauses:

WHEREAS

First. Mining Title. Mr. LUIS ALBEIRO FLOREZ AND OMEGA ENERGY COLOMBIA are the only holders of mining concession contracts FCF – 142, who authorizes exploration and exploitation works of Mineral Coal Deposits registered at the National Mining Register on the 20th day of April 2006 for an area of one thousand nine hundred hectares (1,99 Ha [sic]) located under jurisdiction of the Municipalities of Otanche and Bolivar, States of Boyaca and Santander, determined by the coordinates established in the clauses of the said Concession contract, which are attached and are integral part of this contract.

Second: Statements: Mr. LUIS ALBEIRO FLOREZ AND OMEGA ENERGY COLOMBIA state that: i) at the moment of signature of this agreement, the surface canon payments have been made at the Mining Authority, and that the environmental mining policies have been taken for mining concession contract FCF - 142 as required by law in order to keep valid and to fulfill the obligations of the concessionary. ii) That they are up to date before the Mining Authority for the above mentioned obligations and iii) that they have begun at the Mining Authority the procedures for the Work Plan for contract FCF - 142.

LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA also guarantee the following:

a)	That the titles FCF - 142have been obtained and preserved in a legally valid way following applicable legislation.

b)
The title holders make themselves responsible for every obligation that may arise before State Authorities for environmental and tax reasons at the Municipal, State and National levels or for any claims of third parties, whether public or private, for facts occurring before the immediate beginning date of exploration on the part of ENERGIA ANDINA SANTANDER RESOURCES SAS, which will assume them starting on said date, and until termination of this agreement.

c)
That the title holders engage themselves to deliver to ENERGIA ANDINA SANTANDER RESOURCES SAS all information they have to date concerning the Working Plan and geological studies carried out on the area object of assignment, so that ENERGIA ANDINA SANTANDER RESOURCES SAS may carry out the activities related which are required in order to fulfill the obligations derived from this contract.

d)
As long as the title holders don’t hand over the totality of the rights derived from mining contract FCF - 142, they will continue being responsible before the Mining Authorities for all economic, technical and legal obligations derived from the contract in order to keep it. In the case when ENERGIA ANDINA SANTANDER RESOURCES SAS exercises the option to acquire the entirety of the rights of the mining contract as stated in Clause Five of this document, and  if the title holders have paid in advance any economic obligation derived from the validity of the contracts, ENERGIA ANDINA SANTANDER RESOURCES SAS will reimburse pro rata to the title holders the corresponding portion from the date on which total assignment of rights is registered in the National Mining Register.

THIRD. Absence of Previous Agreements. Mr. LUIS ALBEIRO FLOREZ AND OMEGA ENERGY COLOMBIA state by this agreement that they have exclusive rights on Concession Contract FCF - 142, which is free from any claim, obligation, law suit, condition, litigation or restriction related to previous arrangements, negotiations, operative, legal, economical or circumstances of any other nature that may affect in the future the validity of the same, and they state that they have not signed any agreements or options with third parties on all or part of the area of the above mentioned Concession Contract.

FOURTH. Assignment. Upon signature of this agreement, Mr. LUIS ALBEIRO FLOREZ and OMEGA ENERGY, give ENERGIA ANDINA SANTANDER RESOURCES SAS, with exclusivity, the option to assign all mining rights to Concession Contract FCF - 142, option which the latter accepts; therefore, Mr. LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA as only registered title holders of Concession Contract FCF - 142, by this agreement promise to assign 100% of the rights and obligations derived from the contract in favor of ENERGIA ANDINA SANTANDER RESOURCES SAS. In consequence, they engage themselves to implement the assignment agreed to herein following the procedure stipulated  in Article 22 of Law 685 issued of 2.001, currently valid Mining Code, once conditions stipulated in Clause Fifth of this agreement are verified.

FIFTH. Exploration works and feasibility of the Assignment. Mr. LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA authorize ENERGIA ANDINA SANTANDER RESOURCES SAS to carry out complete legal and technical revision of the mining contract in a maximum period of 30 calendar days counted from the date of signature of this document. Should evaluation resulting from revision of the contract be favorable, ENERGIA ANDINA SANTANDER RESOURCES SAS will notify LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA in writing its interest to begin exploration works in the Mining Contract area. Duration of these works will be up to 180 days counted from the date of notification to LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA at the end of which, or before, if it is so deemed by ENERGIA ANDINA SANTANDER RESOURCES SAS, the latter will notify in writing Mr. LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA its interest to acquire the area and to exert this option, which will oblige Mr. LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA to present, within five (5) days following date of notification to the Mining Authority, the notice and the Assignment Contract in favor of ENERGIA ANDINA SANTANDER RESOURCES SAS.

Paragraph One. If the Title Holders carry out negotiations to sell the area object of this agreement with third parties or don’t advance the indicated assignment procedure, this document will have executive merit for collection of damages and losses caused to ENERGIA ANDINA SANTANDER RESOURCES SAS for the amount of five hundred thousand dollars of the United States of America (US$500.000).

Paragraph Two. In the event when this agreement is terminated for any reason or in the case when the title holders require technical information that had been obtained by ENERGIA ANDINA SANTANDER RESOURCES SAS to fulfill any requirement of contracts FCF – 142 before any authority, ENERGIA ANDINA SANTANDER SAS, will give the information required by the title holders, who are obliged to use this information exclusively to fulfill the requirement and to keep its confidentiality.

SIXTH. Payments. Upon signature of this agreement ENERGIA ANDINA SANTANDER RESOURCES SAS will pay Mr. LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA the amount of fifty thousand dollars of the United States of America (US$50.000), payment with which ENERGIA ANDINA SANTANDER RESOURCES SAS acquires the exclusive right to develop exploratory works on the area in the period stipulated in Clause Fifth. All payments received by Mr. LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA will be made in Colombian Pesos following the official exchange rate valid on the date of the respective payment.

After the above payment and in application of this agreement, the next additional payments will be recognized on the part of ENERGIA ANDINA SANTANDER RESOURCES SAS in favor to Mr. LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA, for the amounts and dates indicated following:

TERM	PAYMENTS IN US DOLLARS
Second payment. Within five (5) work days following termination of legal and technical revision indicated in Clause Fifth.	One hundred thousand US Dollars (US$100.000)
Third payment. Within five (5) work days following the date in which the Resolution approving total assignment of rights of mining concession contract FCF – 142 in favor of ENERGIA ANDINA SANTANDER RESOURCES SAS, is legally established.
Two hundred thousand US Dollars (U$200.000)
Fourth payment. Within five (5) work days following date of registration at the National Mining Register or ninety days after the date of the third payment.	One hundred thousand US Dollars (U$100.000)
Fifth payment. Six (6) months after the date of the third payment.	Two hundred thousand US Dollars (U$200.000)
Sixth payment. Six (6) months after the date of the fifth payment. Seventh payment. Six (6) months after the date of the sixth payment	Two hundred thousand US Dollars (U$200.000) Two hundred thousand US Dollars (U$200.000)

Paragraph One. Payments agreed to be made by ENERGIA ANDINA SANTANDER RESOURCES SAS in this clause in favor of LUIS ALBERTO FLOREZ and OMEGA ENERGY COLOMBIA will be made jointly and always in a proportion of 85% and 15% respectively following express authorization made by the two parties; to which effects, the parties will inform in writing the details of the corresponding bank accounts.

Paragraph Two. Once ENERGIA ANDINA SANTANDER RESOURCES SAS has made the totality of the payments to Mr. LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA stipulated in this clause, it will be understood that ENERGIA ANDINA SANTANDER RESOURCES SAS has acquired the totality of the rights derived from mining contract FCF - 142, without further obligations in favor of LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA other than the royalty payments referred to in Clause Eight of this agreement. In the event when ENERGIA ANDINA SANTANDER RESOURCES SAS may decide to sell, or to transfer to any third party under any modality the rights derived from mining contract FCF - 142, ENERGIA ANDINA SANTANDER RESOURCES SAS is obliged vis-à-vis Mr. LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA to ensure that in the assignment contract, the new assignee will keep this obligation, and notification of the assignment to LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA will be necessary for its validity.

Seventh. Express Dissolution Clause. In case of default on the part of ENERGIA ANDINA SANTANDER SAS on any of the payments foreseen in the above Clause Sixth, this fact will give way to payment of the amount corresponding to 10% of the due obligation as a fine, if default reaches 30 days. If default reaches six (6) months, dissolution of this agreement will take place without total or partial devolution of any amounts of money received until that moment by LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA. The parties renounce to the need for any requirement to be declared in default.

EIGHTH. Unilateral Termination of this Agreement. ENERGIA ANDINA SANTANDER RESOURCES SAS reserves to itself the right, from the date of signature of this agreement until the last day before the term foreseen in Clause Fifth above is fulfilled, to continue this agreement depending on the advances and the results obtained in the studies and technical and economic evaluations carried out in the area of concession contract FCF – 142 during the exploration and/or construction and installation stages. Therefore, under such conditions, ENERGIA ANDINA SANTANDER RESOURCES SAS may determine at any moment that there is no interest or that it is not possible to develop a mining project. In that event, ENERGIA ANDINA SANTANDER RESOURCES SAS may: i) end unilaterally the obligation of the payments foreseen in Clause Fifth of this agreement, and it will be exonerated from any proportional payment for the time remaining before the next payment, indemnification, penalty, claim, royalty or any other type of monetary disbursement in favor of the title holder, ii) and renounce, as of now,  to demand from Mr. LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA, total or partial devolution of any of the amounts of money received until that moment.

The next procedure will be followed in case of unilateral termination on the part of ENERGIA ANDINA SANTANDER RESOURCES SAS:

a)
ENERGIA ANDINA SANTANDER RESOURCES SAS must notify its decision of unilateral termination of this agreement, in writing and to the address given in this contract or to the address that the title holders give in development of this agreement.

b)
Starting with notification of the decision of unilateral termination of this agreement, all pending obligations of ENERGIA ANDINA SANTANDER RESOURCES SAS towards the title holder will cease, including pending payments. Nevertheless, the responsibility of ENERGIA ANDINA SANTANDER RESOURCES SAS for obligations arising for reasons of the activities developed during exclusive exploration, vis-à-vis mining, environmental or administrative authorities whether national, state or municipal will subsist.

In the month following notification of unilateral termination of this agreement, all machinery and equipment property of ENERGIA ANDINA SANTANDER RESOURCES in the area covered by the terminated contract will be withdrawn.

c)
Unilateral termination of this agreement doesn’t grant any right to the title holders to demand delivery of the studies done on the area of contract FCF - 142. Nevertheless, ENERGIA ANDINA SANTANDER RESOURCES SAS engages itself to keep confidential this information.

Paragraph. Mr. LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA will not be able to unilaterally terminate at any time this agreement since the rights given to ENERGIA ANDINA SANTANDER RESOURCES SAS are exclusive.

NINTH. Right to Royalty Payment. Two years after total assignment of rights in favor of ENERGIA ANDINA SANTANDER RESOURCES SAS is approved and firm, Mr. LUIS ALBEIRO FLOREZ and OMEGA ENERGY COLOMBIA acquire the right of a life-time royalty payment equivalent to two dollars and seventy five cents US Currency (U$2.75) per metric ton produced, with a minimum total production of 100.000 metric tons per year. If due to reserve draining the identified deposit stops having the potential to guarantee at least a production of 100.000 metric tons per year, the royalty payment will be made upon the actual production obtained, at a rate of two dollars and seventy five cents US currency (U$2.75) per metric ton. The parties will initially use a balance acquired in equal percentages in order to measure the production and if the use of this balance is not satisfactory they will define by common agreement the most adequate measuring method.

TENTH. Suspension of Obligations. If for reasons of force majeure ENERGIA ANDINA SANTANDER RESOURCES SAS cannot execute the studies and the technical and economic evaluations in the area of concession contract FCF – 142 and therefore, cannot have the necessary information to fulfill any of the obligations of this agreement, all payments and responsibilities will be suspended, while said circumstances persist. The company will immediately notify the title holders about the facts that constitute force majeure, both in the moment when they appear, and when they cease to exist.

No force majeure circumstances can be invoked, to excuse fulfillment of payments five, six and seven stipulated in Clause Sixth of this contract.

When force majeure events are present, fulfillment of the obligations which may have expiration in this period of time will be suspended for ninety (90) days, with the possibility of granting an additional ninety (90) calendar days term for these purposes. When the conditions of force majeure are terminated, immediate payment of all due obligations is obliged.

ELEVENTH. APPLICABLE LAW AND ARBITRATION. This agreement will be ruled and interpreted following the laws of the Republic of Colombia. The parties will look for solutions in a fast, agile and direct way for the differences and discrepancies that may emerge from the interpretation, development, execution or termination of this agreement. To this effect, they will use alternative solutions mechanisms to contractual controversies foreseen by law: conciliation, friendly composition of the transaction for a period not exceeding ninety days counted from the date when the dispute or difference starts. In cases when it is not possible to solve the controversy with the use of these mechanisms in the indicated term, the divergence will be definitively resolved using the conciliation and arbitrage rules of the Bogota Chamber of Commerce, by means of an arbitration tribunal that will decide in law and that will be made up by 3 arbiters, 2 of them chosen by common agreement of the parties in dispute, and the third one nominated by the Bogota Chamber of Commerce.

TWELFTH. DOMICILE. Both parties set as domicile for this agreement the Municipality of Bogota, State of Cundinamarca.

THIRTEENTH.  NOTIFICATIONS. Any communication to be made to the parties on occasion of this contract should be made by certified mail or delivered personally to the following persons and addresses:

LUIS ALBEIRO FLOREZ. Calle 180 No. 12 A - 16, Torre 2, Apt. 703, Bogota. Telephone 311 5208304. superfluisalbeiro@hotmail.com .

OMEGA ENERGY COLOMBIA: Cra 9 No. 113-52, Piso 21, Torres Unidas II. Tel (571) 7423338 claudia.mora@omegaenergycolombia.com

CARLOS JULIO SOTO VASQUEZ: Calle 100 No. 8 A - 55 Torre C, Oficina 315. Bogota. Telephone_______. csoto@colombiacleanpower.com

FOURTEENTH. AMENDMENTS. This agreement can only be modified in writing by document signed by the duly authorized representatives of each one of the parties.

FIFTEENTH. TOTAL AGREEMENT. This document contains the complete agreement between the parties and leaves with no effects any previous stipulation, verbal or written, between the parties, of the same nature and for the same concept, from the date of its signature.

SIXTEENTH. CONFIDENTIALITY – INFORMATION OBTAINED DURING THE EXECUTION OF THE CONTRACT. The parties engage themselves to keep under the strictest confidentiality, all information or documentation to which they could get access as a result of the nature of this contract. Therefore, they will limit divulgation of the information only to those employees who are in need to know it (and in the case of subsidiaries, to the employees of those subsidiaries); they will notify said employees about the obligations assumed in this document and will use the information only for the purposes established herein. The parties: 1. Will not disclose this agreement nor the information related with what is agreed herein, without previous written approval of an authorized representative of the other party, and 2. Will protect said information with the greatest care to avoid its unauthorized divulgation, exerting the same degree of care that they use to protect their own confidential information.

SEVENTEENTH. VALIDITY: The parties state that this agreement will remain valid and will be obligatory during a term equal to that of the concession contracts and their extensions, or until the mineral located in the area object of assignment is exhausted, whichever happens first.

To give faith that the above document integrally compiles the will of the concurrent parties, it is signed in the city of Bogota on February 10th, 2.011, in three originals with the same content.

/s/ LUIS ALBEIRO FLOREZ
LUIS ALBEIRO FLOREZ
C.C.

/s/ BERNABE LEAL QUIROZ
BERNABE LEAL QUIROZ
C.C.
Legal Representative
OMEGA ENERGY COLOMBIA

/s/ DANIEL F. CARLSON
DANIEL F. CARLSON
Passport No. 426636630
Legal Representative
ENERGIA ANDINA SANTANDER RESOURCES SAS

/s/ CARLOS JULIO SOTO VASQUEZ
CARLOS JULIO SOTO VASQUEZ
C.C.
Legal Representative
ENERGIA ANDINA SANTANDER RESOURCES SAS